SUPPLEMENT TO

PROSPECTUS

Calvert World Values International Equity Fund

Date of Prospectus:          January 31, 2003

Date of Supplement:          August 13, 2003

The 30-day redemption fee for CWVF International Equity Fund is modified to read as follows:

The redemption fee applies only to purchases over $100,000 that are redeemed or exchanged out of the Fund in less than 30 days (clients of certain platforms may be charged the redemption fee on any redemption within 30 days, regardless of dollar amount.)  The fee is not charged on certain retirement platforms and other similar omnibus-type accounts.  The fee, where applicable, is deducted from your redemption proceeds.  It is payable to the Fund.  This fee is to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund.